SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: December 19, 2003
(Date of earliest event reported)

Dominion Resources, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	1-8489 (Commission File Number)	54-1229715 (I.R.S. Employer Identification No.)

120 Tredegar Street
Richmond, Virginia 23219-3932
(804) 819-2000
(Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

(Former name or former address, if changed since last report.)

 ITEM 5. OTHER EVENTS

On December 19, 2003, Dominion Resources, Inc. announced the election of Thomas F. Farrell II as president and chief operating officer, effective January 1, 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit
99	Dominion Resources, Inc. press release dated December 19, 2003.

ITEM 9. REGULATION FD DISCLOSURE

 The following information is furnished pursuant to Item 9, "Regulation FD Disclosure".

On December 19, 2003, Dominion Resources, Inc. issued a press release announcing the election of Thomas F. Farrell II as president and chief operating officer, effective January 1, 2004. A copy of the news release is attached as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Patricia A. Wilkerson
Patricia A. Wilkerson Vice President and Corporate Secretary

Date: December 19, 2003